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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------

       Each of the undersigned officers and directors of FindWhat.com, a Nevada corporation (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, up to 4,350,000 shares of Common Stock, $.001 par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have signed these presents this 31st day of December, 2001.

            SIGNATURE                                   TITLE
            ---------                                   -----

/s/ Craig A. Pisaris-Henderson          President, Chief Executive Officer,
----------------------------------      and Director
  Craig A. Pisaris-Henderson


/s/ Courtney P. Jones                   Chairman of the Board of Directors
----------------------------------      and Director
  Courtney P. Jones


/s/ Robert D. Brahms                    Vice Chairman and Director
----------------------------------
  Robert D. Brahms


/s/ Phillip R. Thune                    Chief Operating Officer, Chief Financial
----------------------------------      Officer, Treasurer (principal accounting
  Phillip R. Thune                      and financial officer)


                                        Director
----------------------------------
  Rupinder S. Sidhu


/s/ Frederick E. Guest II               Director
----------------------------------
  Frederick E. Guest II


/s/ Peter V. Miller                     Director
----------------------------------
  Peter V. Miller


                                        Director
----------------------------------
  David M. Medinis


/s/ Kenneth E. Christensen              Director
----------------------------------
  Kenneth E. Christensen


/s/ Martin G. Berger                    Director
----------------------------------
  Martin G. Berger